EXHIBIT 99.13

GSAMP 2004-FM2
TCW Run

Assumptions:
         Pricing prepayment assumption
         60% severity, 6 month lag
         Fwd Libor
         To Maturity
         Triggers active day one

*** For all other assumptions please refer to the term sheet ***

       Forward                   Forward + 200 bps
Period    1m Libor    6m Libor     1m Libor   6m Libor
     1     1.08830     1.18819      3.08830    3.18819
     2     1.12070     1.23778      3.12070    3.23778
     3     1.16087     1.29551      3.16087    3.29551
     4     1.20106     1.35999      3.20106    3.35999
     5     1.23765     1.44346      3.23765    3.44346
     6     1.30582     1.53534      3.30582    3.53534
     7     1.38613     1.63094      3.38613    3.63094
     8     1.45425     1.73870      3.45425    3.73870
     9     1.55630     1.85657      3.55630    3.85657
    10     1.68246     1.97468      3.68246    3.97468
    11     1.79346     2.10044      3.79346    4.10044
    12     1.90403     2.22416      3.90403    4.22416
    13     2.02185     2.34543      4.02185    4.34543
    14     2.14111     2.47361      4.14111    4.47361
    15     2.26712     2.58960      4.26712    4.58960
    16     2.39897     2.70465      4.39897    4.70465
    17     2.52801     2.82045      4.52801    4.82045
    18     2.64582     2.93147      4.64582    4.93147
    19     2.75519     3.03377      4.75519    5.03377
    20     2.85822     3.14127      4.85822    5.14127
    21     2.96114     3.22939      4.96114    5.22939
    22     3.07779     3.32135      5.07779    5.32135
    23     3.19206     3.41138      5.19206    5.41138
    24     3.27216     3.48793      5.27216    5.48793
    25     3.33745     3.56299      5.33745    5.56299
    26     3.42019     3.64536      5.42019    5.64536
    27     3.50100     3.71452      5.50100    5.71452
    28     3.58276     3.78429      5.58276    5.78429
    29     3.65708     3.85199      5.65708    5.85199
    30     3.72705     3.91277      5.72705    5.91277
    31     3.79608     3.96791      5.79608    5.96791
    32     3.85799     4.02833      5.85799    6.02833
    33     3.91474     4.08261      5.91474    6.08261
    34     3.96939     4.14299      5.96939    6.14299
    35     4.02053     4.20577      6.02053    6.20577
    36     4.06462     4.26885      6.06462    6.26885
    37     4.12716     4.33463      6.12716    6.33463
    38     4.19928     4.39766      6.19928    6.39766
    39     4.26643     4.45329      6.26643    6.45329
    40     4.33159     4.50868      6.33159    6.50868
    41     4.39077     4.55615      6.39077    6.55615
    42     4.44807     4.60036      6.44807    6.60036
    43     4.49780     4.64101      6.49780    6.64101
    44     4.54194     4.67643      6.54194    6.67643
    45     4.58393     4.71431      6.58393    6.71431
    46     4.61917     4.75624      6.61917    6.75624
    47     4.65071     4.79573      6.65071    6.79573
    48     4.67800     4.83963      6.67800    6.83963
    49     4.71578     4.88543      6.71578    6.88543
    50     4.76728     4.92837      6.76728    6.92837
    51     4.81781     4.97070      6.81781    6.97070
    52     4.86207     5.00520      6.86207    7.00520
    53     4.90339     5.03755      6.90339    7.03755
    54     4.94149     5.06710      6.94149    7.06710
    55     4.97474     5.08981      6.97474    7.08981
    56     5.00636     5.11185      7.00636    7.11185
    57     5.03037     5.13400      7.03037    7.13400
    58     5.05257     5.15757      7.05257    7.15757
    59     5.07152     5.18129      7.07152    7.18129
    60     5.08401     5.20896      7.08401    7.20896
    61     5.10564     5.23491      7.10564    7.23491
    62     5.13583     5.26201      7.13583    7.26201
    63     5.16541     5.28920      7.16541    7.28920
    64     5.19277     5.31259      7.19277    7.31259
    65     5.22097     5.33597      7.22097    7.33597
    66     5.24456     5.35773      7.24456    7.35773
    67     5.26739     5.37599      7.26739    7.37599
    68     5.29024     5.39609      7.29024    7.39609
    69     5.30931     5.41772      7.30931    7.41772
    70     5.32853     5.43805      7.32853    7.43805
    71     5.34607     5.45964      7.34607    7.45964
    72     5.36015     5.48342      7.36015    7.48342
    73     5.38249     5.50612      7.38249    7.50612
    74     5.41055     5.52786      7.41055    7.52786
    75     5.43402     5.54810      7.43402    7.54810
    76     5.45631     5.56575      7.45631    7.56575
    77     5.47805     5.58319      7.47805    7.58319
    78     5.49602     5.59559      7.49602    7.59559
    79     5.51216     5.60574      7.51216    7.60574
    80     5.52693     5.61621      7.52693    7.61621
    81     5.53880     5.62581      7.53880    7.62581
    82     5.55057     5.63495      7.55057    7.63495
    83     5.55708     5.64351      7.55708    7.64351
    84     5.56230     5.65467      7.56230    7.65467
    85     5.57103     5.66728      7.57103    7.66728
    86     5.58200     5.68150      7.58200    7.68150
    87     5.59299     5.69303      7.59299    7.69303
    88     5.60485     5.70677      7.60485    7.70677
    89     5.61797     5.72255      7.61797    7.72255
    90     5.63150     5.73736      7.63150    7.73736
    91     5.64705     5.75208      7.64705    7.75208
    92     5.65944     5.77023      7.65944    7.77023
    93     5.67482     5.78635      7.67482    7.78635
    94     5.69184     5.80483      7.69184    7.80483
    95     5.70770     5.82311      7.70770    7.82311
    96     5.72381     5.84079      7.72381    7.84079
    97     5.74481     5.86035      7.74481    7.86035
    98     5.76172     5.87524      7.76172    7.87524
    99     5.78045     5.89056      7.78045    7.89056
   100     5.79743     5.90535      7.79743    7.90535
   101     5.81241     5.91681      7.81241    7.91681
   102     5.82843     5.92858      7.82843    7.92858
   103     5.83964     5.93628      7.83964    7.93628
   104     5.85136     5.94636      7.85136    7.94636
   105     5.86285     5.95543      7.86285    7.95543
   106     5.87055     5.96588      7.87055    7.96588
   107     5.87924     5.97439      7.87924    7.97439
   108     5.88423     5.98468      7.88423    7.98468
   109     5.89408     5.99728      7.89408    7.99728
   110     5.90475     6.00719      7.90475    8.00719
   111     5.91759     6.01861      7.91759    8.01861
   112     5.92603     6.02893      7.92603    8.02893
   113     5.93786     6.04003      7.93786    8.04003
   114     5.94929     6.05204      7.94929    8.05204
   115     5.95825     6.06020      7.95825    8.06020
   116     5.96937     6.07012      7.96937    8.07012
   117     5.97969     6.08033      7.97969    8.08033
   118     5.98920     6.09217      7.98920    8.09217
   119     6.00088     6.10242      8.00088    8.10242
   120     6.00810     6.11317      8.00810    8.11317
   121     6.01893     6.12559      8.01893    8.12559
   122     6.03111     6.13669      8.03111    8.13669
   123     6.04383     6.14894      8.04383    8.14894
   124     6.05328     6.15655      8.05328    8.15655
   125     6.06453     6.16667      8.06453    8.16667
   126     6.07455     6.17615      8.07455    8.17615
   127     6.08333     6.18244      8.08333    8.18244
   128     6.09388     6.19012      8.09388    8.19012
   129     6.09947     6.19662      8.09947    8.19662
   130     6.10838     6.20588      8.10838    8.20588
   131     6.11618     6.21343      8.11618    8.21343
   132     6.12050     6.22285      8.12050    8.22285
   133     6.12876     6.23144      8.12876    8.23144
   134     6.13749     6.24000      8.13749    8.24000
   135     6.14673     6.24976      8.14673    8.24976
   136     6.15477     6.25694      8.15477    8.25694
   137     6.16502     6.26571      8.16502    8.26571
   138     6.17130     6.27311      8.17130    8.27311
   139     6.17966     6.28063      8.17966    8.28063
   140     6.18879     6.28926      8.18879    8.28926
   141     6.19498     6.29748      8.19498    8.29748
   142     6.20355     6.30654      8.20355    8.30654
   143     6.21115     6.31497      8.21115    8.31497
   144     6.21728     6.32420      8.21728    8.32420
   145     6.22730     6.33418      8.22730    8.33418
   146     6.23779     6.34426      8.23779    8.34426
   147     6.24678     6.35015      8.24678    8.35015
   148     6.25539     6.35702      8.25539    8.35702
   149     6.26392     6.36440      8.26392    8.36440
   150     6.27124     6.36923      8.27124    8.36923
   151     6.27903     6.37204      8.27903    8.37204
   152     6.28191     6.37696      8.28191    8.37696
   153     6.28759     6.38167      8.28759    8.38167
   154     6.29282     6.38784      8.29282    8.38784
   155     6.29506     6.39413      8.29506    8.39413
   156     6.29635     6.39965      8.29635    8.39965
   157     6.30534     6.40757      8.30534    8.40757
   158     6.31153     6.41320      8.31153    8.41320
   159     6.32057     6.41790      8.32057    8.41790
   160     6.32765     6.42050      8.32765    8.42050
   161     6.33100     6.42179      8.33100    8.42179
   162     6.33574     6.42330      8.33574    8.42330
   163     6.33874     6.42080      8.33874    8.42080
   164     6.33813     6.41941      8.33813    8.41941
   165     6.33845     6.41856      8.33845    8.41856
   166     6.33746     6.41869      8.33746    8.41869
   167     6.33456     6.41870      8.33456    8.41870
   168     6.32889     6.41862      8.32889    8.41862
   169     6.33110     6.42234      8.33110    8.42234
   170     6.33296     6.42120      8.33296    8.42120
   171     6.33636     6.42105      8.33636    8.42105
   172     6.33750     6.41957      8.33750    8.41957
   173     6.33686     6.41532      8.33686    8.41532
   174     6.33716     6.41143      8.33716    8.41143
   175     6.33235     6.40304      8.33235    8.40304
   176     6.32928     6.39799      8.32928    8.39799
   177     6.32536     6.39202      8.32536    8.39202
   178     6.31755     6.38652      8.31755    8.38652
   179     6.31142     6.38111      8.31142    8.38111
   180     6.30153     6.37658      8.30153    8.37658
   181     6.29754     6.37531      8.29754    8.37531
   182     6.29420     6.37107      8.29420    8.37107
   183     6.29283     6.36832      8.29283    8.36832
   184     6.28705     6.36361      8.28705    8.36361
   185     6.28564     6.36134      8.28564    8.36134
   186     6.28280     6.35859      8.28280    8.35859
   187     6.27776     6.35264      8.27776    8.35264
   188     6.27539     6.34940      8.27539    8.34940
   189     6.27169     6.34480      8.27169    8.34480
   190     6.26739     6.34057      8.26739    8.34057
   191     6.26501     6.33634      8.26501    8.33634
   192     6.25829     6.33156      8.25829    8.33156
   193     6.25545     6.32787      8.25545    8.32787
   194     6.25128     6.32328      8.25128    8.32328
   195     6.24747     6.31951      8.24747    8.31951
   196     6.24245     6.31359      8.24245    8.31359
   197     6.23931     6.30910      8.23931    8.30910
   198     6.23236     6.30260      8.23236    8.30260
   199     6.22821     6.29712      8.22821    8.29712
   200     6.22424     6.29227      8.22424    8.29227
   201     6.21755     6.28647      8.21755    8.28647
   202     6.21350     6.28110      8.21350    8.28110
   203     6.20809     6.27479      8.20809    8.27479
   204     6.20122     6.26924      8.20122    8.26924
   205     6.19744     6.26460      8.19744    8.26460
   206     6.19211     6.25792      8.19211    8.25792
   207     6.18471     6.25092      8.18471    8.25092
   208     6.17952     6.24528      8.17952    8.24528
   209     6.17444     6.24015      8.17444    8.24015
   210     6.16712     6.23192      8.16712    8.23192
   211     6.16094     6.22443      8.16094    8.22443
   212     6.15506     6.21809      8.15506    8.21809
   213     6.14801     6.21098      8.14801    8.21098
   214     6.14272     6.20397      8.14272    8.20397
   215     6.13375     6.19491      8.13375    8.19491
   216     6.12680     6.18871      8.12680    8.18871
   217     6.12159     6.18304      8.12159    8.18304
   218     6.11436     6.17609      8.11436    8.17609
   219     6.10660     6.16704      8.10660    8.16704
   220     6.09936     6.15931      8.09936    8.15931
   221     6.09240     6.15223      8.09240    8.15223
   222     6.08467     6.14360      8.08467    8.14360
   223     6.07759     6.13409      8.07759    8.13409
   224     6.06719     6.12543      8.06719    8.12543
   225     6.06064     6.11728      8.06064    8.11728
   226     6.05344     6.10919      8.05344    8.10919
   227     6.04408     6.10004      8.04408    8.10004
   228     6.03516     6.09098      8.03516    8.09098
   229     6.02960     6.08383      8.02960    8.08383
   230     6.01752     6.07298      8.01752    8.07298
   231     6.01127     6.06553      8.01127    8.06553
   232     6.00268     6.05570      8.00268    8.05570
   233     5.99227     6.04543      7.99227    8.04543
   234     5.98437     6.03701      7.98437    8.03701
   235     5.97540     6.02647      7.97540    8.02647
   236     5.96463     6.01571      7.96463    8.01571
   237     5.95603     6.00630      7.95603    8.00630
   238     5.94700     5.99693      7.94700    7.99693
   239     5.93720     5.98512      7.93720    7.98512
   240     5.92662     5.97408      7.92662    7.97408
   241     5.91725     5.96459      7.91725    7.96459
   242     5.90571     5.95286      7.90571    7.95286
   243     5.89591     5.94260      7.89591    7.94260
   244     5.88278     5.93051      7.88278    7.93051
   245     5.87399     5.92157      7.87399    7.92157
   246     5.86372     5.91178      7.86372    7.91178
   247     5.85204     5.89992      7.85204    7.89992
   248     5.84307     5.89048      7.84307    7.89048
   249     5.83297     5.88023      7.83297    7.88023
   250     5.82273     5.87079      7.82273    7.87079
   251     5.81422     5.86118      7.81422    7.86118
   252     5.80244     5.85051      7.80244    7.85051
   253     5.79423     5.84312      7.79423    7.84312
   254     5.78586     5.83494      7.78586    7.83494
   255     5.77766     5.82727      7.77766    7.82727
   256     5.76745     5.81691      7.76745    7.81691
   257     5.75986     5.80953      7.75986    7.80953
   258     5.75122     5.80143      7.75122    7.80143
   259     5.74243     5.79217      7.74243    7.79217
   260     5.73536     5.78433      7.73536    7.78433
   261     5.72507     5.77489      7.72507    7.77489
   262     5.71883     5.76888      7.71883    7.76888
   263     5.71134     5.76094      7.71134    7.76094
   264     5.70212     5.75362      7.70212    7.75362
   265     5.69601     5.74740      7.69601    7.74740
   266     5.68891     5.74052      7.68891    7.74052
   267     5.68229     5.73450      7.68229    7.73450
   268     5.67494     5.72703      7.67494    7.72703
   269     5.66931     5.72099      7.66931    7.72099
   270     5.66084     5.71344      7.66084    7.71344
   271     5.65508     5.70723      7.65508    7.70723
   272     5.64960     5.70167      7.64960    7.70167
   273     5.64217     5.69555      7.64217    7.69555
   274     5.63721     5.69015      7.63721    7.69015
   275     5.63133     5.68419      7.63133    7.68419
   276     5.62457     5.67911      7.62457    7.67911
   277     5.62060     5.67507      7.62060    7.67507
   278     5.61556     5.66959      7.61556    7.66959
   279     5.60910     5.66413      7.60910    7.66413
   280     5.60471     5.66003      7.60471    7.66003
   281     5.60067     5.65667      7.60067    7.65667
   282     5.59505     5.65097      7.59505    7.65097
   283     5.59062     5.64646      7.59062    7.64646
   284     5.58670     5.64361      7.58670    7.64361
   285     5.58208     5.63854      7.58208    7.63854
   286     5.57922     5.63526      7.57922    7.63526
   287     5.57356     5.63104      7.57356    7.63104
   288     5.57004     5.62782      7.57004    7.62782
   289     5.56815     5.62552      7.56815    7.62552
   290     5.56261     5.62144      7.56261    7.62144
   291     5.56078     5.61956      7.56078    7.61956
   292     5.55803     5.61638      7.55803    7.61638
   293     5.55384     5.61329      7.55384    7.61329
   294     5.55199     5.61180      7.55199    7.61180
   295     5.54936     5.60832      7.54936    7.60832
   296     5.54650     5.60596      7.54650    7.60596
   297     5.54427     5.60196      7.54427    7.60196
   298     5.54258     5.59766      7.54258    7.59766
   299     5.54060     5.59184      7.54060    7.59184
   300     5.53759     5.58469      7.53759    7.58469
   301     5.53409     5.57908      7.53409    7.57908
   302     5.52451     5.56940      7.52451    7.56940
   303     5.51734     5.56245      7.51734    7.56245
   304     5.50921     5.55485      7.50921    7.55485
   305     5.50096     5.54651      7.50096    7.54651
   306     5.49429     5.53950      7.49429    7.53950
   307     5.48469     5.53010      7.48469    7.53010
   308     5.47883     5.52449      7.47883    7.52449
   309     5.47182     5.51711      7.47182    7.51711
   310     5.46355     5.51030      7.46355    7.51030
   311     5.45762     5.50369      7.45762    7.50369
   312     5.44989     5.49712      7.44989    7.49712
   313     5.44478     5.49260      7.44478    7.49260
   314     5.43797     5.48572      7.43797    7.48572
   315     5.43275     5.48016      7.43275    7.48016
   316     5.42463     5.47324      7.42463    7.47324
   317     5.42013     5.46870      7.42013    7.46870
   318     5.41458     5.46377      7.41458    7.46377
   319     5.40777     5.45689      7.40777    7.45689
   320     5.40323     5.45199      7.40323    7.45199
   321     5.39786     5.44658      7.39786    7.44658
   322     5.39234     5.44200      7.39234    7.44200
   323     5.38843     5.43707      7.38843    7.43707
   324     5.38162     5.43153      7.38162    7.43153
   325     5.37769     5.42856      7.37769    7.42856
   326     5.37375     5.42493      7.37375    7.42493
   327     5.37015     5.42200      7.37015    7.42200
   328     5.36478     5.41658      7.36478    7.41658
   329     5.36164     5.41377      7.36164    7.41377
   330     5.35773     5.41053      7.35773    7.41053
   331     5.35364     5.40606      7.35364    7.40606
   332     5.35119     5.40326      7.35119    7.40326
   333     5.34584     5.39963      7.34584    7.39963
   334     5.34393     5.39735      7.34393    7.39735
   335     5.34118     5.39423      7.34118    7.39423
   336     5.33676     5.39156      7.33676    7.39156
   337     5.33530     5.39010      7.33530    7.39010
   338     5.33304     5.38748      7.33304    7.38748
   339     5.32945     5.38495      7.32945    7.38495
   340     5.32767     5.38353      7.32767    7.38353
   341     5.32633     5.38294      7.32633    7.38294
   342     5.32358     5.38018      7.32358    7.38018
   343     5.32184     5.37804      7.32184    7.37804
   344     5.32062     5.37720      7.32062    7.37720
   345     5.31877     5.37610      7.31877    7.37610
   346     5.31862     5.37520      7.31862    7.37520
   347     5.31590     5.37322      7.31590    7.37322
   348     5.31461     5.37345      7.31461    7.37345
   349     5.31499     5.37424      7.31499    7.37424
   350     5.31432     5.37436      7.31432    7.37436
   351     5.31343     5.37347      7.31343    7.37347
   352     5.31309     5.37353      7.31309    7.37353
   353     5.31330     5.37456      7.31330    7.37456
   354     5.31328     5.37454      7.31328    7.37454
   355     5.31382     5.37388      7.31382    7.37388
   356     5.31295     5.37477      7.31295    7.37477
   357     5.31379     5.37450      7.31379    7.37450
   358     5.31521     5.37466      7.31521    7.37466
   359     5.31522     5.37400      7.31522    7.37400
   360     5.31533     5.37257      7.31533    7.37257
   361     5.31690     5.37229      7.31690    7.37229

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

First Dollar of Loss to the B2, B3

* Total collateral loss shown through life of applicable bond
** Run to a price of par

--------------------------------------------------------------------------------
           SCENARIO             Forward Libor          Forward Libor + 200 bps
--------------------------------------------------------------------------------
           CDR (%)                               8.171                    6.281
           Yield                                6.7416                   8.7184
           Discount Margin                      211.84                   208.31
           WAL                                   12.45                    13.09
Class B-2  Mod Durn                               8.77                     8.08
           Principal Window              May14 - Dec33            Nov14 - Dec33
           Principal Writedown         5,473.93 (0.04%)         5,060.43 (0.03%)
           Total Collat Loss    127,844,269.98 (12.71%)  102,575,501.34 (10.20%)
--------------------------------------------------------------------------------
           CDR (%)                               7.134                    5.312
           Yield                                7.9514                   9.7559
           Discount Margin                      330.48                   309.66
           WAL                                   12.99                    13.69
Class B-3  Mod Durn                               8.47                     7.82
           Principal Window              Oct14 - Dec33            May15 - Dec33
           Principal Writedown         4,312.20 (0.03%)         8,816.29 (0.07%)
           Total Collat Loss    114,165,996.74 (11.35%)    88,683,497.31 (8.82%)
--------------------------------------------------------------------------------


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.